NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES: F. Fair Value of Financial Instruments (Policies)	12 Months Ended
Dec. 31, 2024
Policies
F. Fair Value of Financial Instruments

F.Fair Value of Financial Instruments

The Company measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

The following are the hierarchical levels of inputs to measure fair value:

-Level 1: Quoted prices in active markets for identical instruments.

-Level 2: Other significant observable inputs (including quoted prices in active markets for similar instruments).

-Level 3: Significant unobservable inputs (including assumptions in determining the fair value of certain investments).

The carrying value of cash and cash equivalents, and other payables and accrued expenses approximated their fair values as of December 31, 2024 and 2023 due to their short-term nature.